UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2003

BRIDGE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24767	59-3065437
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12601 Monarch Street, Garden Grove, California 92841
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (714) 891-6508

N/A
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4. Changes in Registrant’s Certifying Accountant

On December 4, 2003, Bridge Technology, Inc. (the “Company”) changed its principal accountant from BDO McCabe Lo & Co. to Squar, Milner, Reehl & Williamson, LLP. Squar, Milner, Reehl & Williamson, LLP has been engaged to audit the Company’s consolidated balance sheet as of December 31, 2003 and the related statements of operations, stockholders’ equity, and cash flows for the fiscal year ended December 31, 2003.

A.	Pursuant to Item 304(a)(1) of Regulation S-K, the Company reports the following specific information:
	(i)	On December 4, 2003, the Company notified BDO McCabe Lo & Co. that it would not be engaged to audit the Company’s consolidated balance sheet as of December 31, 2003 and the related statements of operations, stockholders’ equity, and cash flows for the fiscal year ending December 31, 2003 and was being dismissed as the Company’s principal accountant.
	(ii)	The reports of BDO Seidman, LLP and BDO McCabe Lo & Co. on the Company’s financial statements for each of the past two years were unqualified and contained no adverse opinion or disclaimer of opinion and no report was qualified as to uncertainty, audit scope, or accounting principles.
	(iii)	The decision to change principal accountants from BDO McCabe Lo & Co to Squar, Milner, Reehl & Williamson, LLP was recommended and approved by the Company’s Audit Committee and Board of Directors.
	(iv)	There were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, between the Company and BDO Seidman, LLP or BDO McCabe Lo & Co. during the Company’s two most recent fiscal years or for the period through the date of termination.
	(v)	No event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K has occurred during the Company’s two most recent fiscal years and for the subsequent period through the date of change.

B.	No event requiring disclosure under Item 304(a)(2) of Regulation S-K has occurred.

C.	In accordance with requirements of Item 304(a)(3) of Regulation S-K, BDO McCabe Lo & Co. has been provided with a copy of the foregoing disclosures and the Company has requested that BDO McCabe Lo & Co. provide a letter addressed to the Securities and Exchange Commission required by said item.

Prior to the engagement of Squar, Milner, Reehl & Williamson, LLP, the Company did not consult with Squar, Milner, Reehl & Williamson, LLP or any firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or reportable event. The Company also did not consult with Squar, Milner, Reehl & Williamson, LLP regarding the type of audit opinion which might be rendered on the Company’s financial statements and no written or oral report was provided by Squar, Milner, Reehl & Williamson, LLP.

The Company has provided Squar, Milner, Reehl & Williamson, LLP with a copy of the disclosures contained herein and Squar, Milner, Reehl & Williamson, LLP has indicated that no letter will be provided containing any new information, clarification of the Company’s expression of its views, or the respects in which Squar, Milner, Reehl & Williamson, LLP does not agree with the statements made by the Company in response to Item 304(a). No other event requiring disclosure under Item 304(a)(2) or Regulation S-K has occurred.

Item 9. Filing of Form 10-Q

The Company is delayed on filing its 10-Q’s for the quarters ending March 31, 2003, June 30, 2003, and September 30, 2003 pending a review by its newly appointed auditors Squar, Milner, Reehl & Williamson, LLP.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGE TECHNOLOGY, INC.

By:
Date: December 8, 2003		/s/ John T. Gauthier

John T. Gauthier
Chairman & CEO

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